DERIVED INFORMATION 9/30/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Winchester Capital - HEL / Resi B&C - Stratification Tables

1. FICO, 2 LTV, 3 DTI, 4 Occupancy Type, 5 WAC, 6 IO Type, 7 Loan Documentation Type, 8 Others, 9 Credit Grades and 10 Top 10 Cities

1. FICO
						Percentage of Aggregate Collateral
						FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data
FICO		WALTV	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01-100	LTV 100.01+	$50K and below	$50.01-75K	$75.01-100K	$100.01 - $600K	$600.01-750K	$750-900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied
581 & Above	647	81.6	6,109	194,344	80.4	1,187,246,387	6.98	0.0%	0.0%	0.0%	0.0%	80.4%	61.3%	12.8%	2.7%	3.6%	0.0%	1.1%	1.9%	3.4%	70.7%	3.0%	0.2%	0.1%	38.8%	23.8%	17.5%	1.6%	0.1%	26.6%	0.9%	32.4%	5.1%	41.4%	4.6%
561 - 580	571	80.3	606	172,481	7.1	104,523,312	7.65	0.0%	0.0%	0.0%	7.1%	0.0%	4.9%	2.0%	0.1%	0.1%	0.0%	0.1%	0.3%	0.4%	6.2%	0.2%	0.0%	0.0%	4.6%	1.6%	0.9%	0.0%	0.0%	0.4%	0.0%	3.1%	0.8%	41.2%	0.3%
541 - 560	551	77.1	396	189,647	5.1	75,100,263	7.76	0.0%	0.0%	5.1%	0.0%	0.0%	4.2%	0.9%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	4.5%	0.1%	0.0%	0.0%	3.2%	1.3%	0.6%	0.0%	0.0%	0.0%	0.0%	2.2%	0.8%	42.0%	0.2%
521 - 540	531	74.2	327	180,678	4.0	59,081,625	8.11	0.0%	4.0%	0.0%	0.0%	0.0%	3.9%	0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.2%	3.6%	0.0%	0.0%	0.0%	2.7%	1.0%	0.3%	0.0%	0.0%	0.0%	0.0%	1.7%	0.4%	41.3%	0.0%
520 & Below	509	73.8	254	198,999	3.4	50,545,786	8.45	3.4%	0.0%	0.0%	0.0%	0.0%	3.3%	0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	3.0%	0.2%	0.0%	0.0%	2.4%	0.9%	0.1%	0.0%	0.0%	0.0%	0.0%	1.8%	0.8%	43.1%	0.0%
Total:	627	80.7	7,692	191,952	100.0	1,476,497,374	7.16	3.4%	4.0%	5.1%	7.1%	80.4%	77.6%	15.8%	2.9%	3.7%	0.0%	1.3%	2.5%	4.4%	88.0%	3.6%	0.2%	0.1%	51.7%	28.6%	19.4%	1.6%	0.1%	27.1%	0.9%	41.2%	7.8%	41.5%	5.1%

2. LTV								Percentage of Aggregate Collateral
								FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data
LTV	WAFICO		Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01-100	LTV 100.01+	$50K and below	$50.01-75K	$75.01-100K	$100.01 - $600K	$600.01-750K	$750-900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied
80.00 & Below	629	76.5	4,857	207,591	68.3	1,008,267,467	6.94	3.1%	3.0%	3.3%	3.6%	55.2%	68.3%	0.0%	0.0%	0.0%	0.0%	0.2%	1.3%	2.9%	61.1%	2.6%	0.2%	0.1%	32.2%	21.1%	14.8%	1.3%	0.1%	21.7%	0.6%	27.6%	5.2%	41.6%	2.3%
80.01 - 85.00	605	84.5	642	213,779	9.3	137,246,145	7.31	0.2%	0.8%	0.9%	1.3%	6.1%	9.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.4%	8.4%	0.3%	0.0%	0.0%	5.6%	2.6%	1.0%	0.1%	0.0%	1.7%	0.1%	3.9%	1.0%	41.3%	0.5%
85.01 - 90.00	623	89.6	1,116	209,652	15.8	233,971,799	7.38	0.1%	0.1%	0.9%	2.0%	12.8%	0.0%	15.8%	0.0%	0.0%	0.0%	0.1%	0.4%	0.5%	14.2%	0.6%	0.1%	0.0%	9.6%	3.7%	2.5%	0.2%	0.0%	3.0%	0.1%	6.7%	1.4%	41.2%	1.9%
90.01 - 95.00	638	94.5	289	146,634	2.9	42,377,184	7.88	0.0%	0.0%	0.0%	0.1%	2.7%	0.0%	0.0%	2.9%	0.0%	0.0%	0.1%	0.1%	0.2%	2.5%	0.1%	0.0%	0.0%	1.7%	0.6%	0.5%	0.1%	0.0%	0.4%	0.0%	1.4%	0.2%	42.0%	0.3%
95.01 - 100.00	651	99.9	788	69,333	3.7	54,634,778	9.40	0.0%	0.0%	0.0%	0.1%	3.6%	0.0%	0.0%	0.0%	3.7%	0.0%	0.9%	0.6%	0.5%	1.8%	0.0%	0.0%	0.0%	2.6%	0.5%	0.6%	0.0%	0.0%	0.2%	0.0%	1.7%	0.1%	41.5%	0.0%
Total:	627	80.7	7,692	191,952	100.0	1,476,497,374	7.16	3.4%	4.0%	5.1%	7.1%	80.4%	77.6%	15.8%	2.9%	3.7%	0.0%	1.3%	2.5%	4.4%	88.0%	3.6%	0.2%	0.1%	51.7%	28.6%	19.4%	1.6%	0.1%	27.1%	0.9%	41.2%	7.8%	41.5%	5.1%

3. DTI								Percentage of Aggregate Collateral
								FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data
DTI	WAFICO	WALTV	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01-100	LTV 100.01+	$50K and below	$50.01-75K	$75.01-100K	$100.01 - $600K	$600.01-750K	$750-900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied
<= 39.999	627	80.2	2,990	173,510	35.1	518,794,879	7.19	1.1%	1.4%	1.8%	2.7%	28.2%	27.1%	5.9%	0.8%	1.3%	0.0%	0.5%	1.3%	2.0%	30.0%	1.2%	0.1%	0.0%	18.6%	9.9%	6.3%	0.5%	0.1%	8.4%	0.4%	0.0%	0.0%	32.2%	2.2%
40.000 - 44.999	634	80.8	1,721	197,695	23.0	340,232,555	7.14	0.5%	0.8%	1.1%	1.3%	19.2%	18.3%	3.3%	0.7%	0.7%	0.0%	0.3%	0.4%	0.9%	20.6%	0.8%	0.0%	0.0%	10.6%	7.5%	5.0%	0.4%	0.0%	7.7%	0.2%	0.0%	0.0%	42.7%	0.9%
45.000 - 49.999	629	81.5	2,417	205,087	33.6	495,694,531	7.16	1.0%	1.4%	1.4%	2.2%	27.6%	25.6%	5.2%	1.2%	1.6%	0.0%	0.4%	0.7%	1.2%	29.8%	1.3%	0.1%	0.1%	16.7%	9.6%	7.2%	0.7%	0.0%	10.4%	0.3%	33.0%	0.0%	47.6%	1.3%
50.000 - 54.999	603	79.3	553	216,230	8.1	119,575,312	7.14	0.8%	0.4%	0.8%	0.8%	5.3%	6.4%	1.4%	0.2%	0.1%	0.0%	0.0%	0.1%	0.3%	7.4%	0.3%	0.1%	0.0%	5.6%	1.6%	0.9%	0.0%	0.0%	0.6%	0.0%	8.1%	7.7%	52.5%	0.6%
55.000 >=	609	78.2	11	200,009	0.1	2,200,097	6.88	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	56.1%	0.0%
Total:	627	80.7	7,692	191,952	100.0	1,476,497,374	7.16	3.4%	4.0%	5.1%	7.1%	80.4%	77.6%	15.8%	2.9%	3.7%	0.0%	1.3%	2.5%	4.4%	88.0%	3.6%	0.2%	0.1%	51.7%	28.6%	19.4%	1.6%	0.1%	27.1%	0.9%	41.2%	7.8%	41.5%	5.1%

4. Occupancy Type								Percentage of Aggregate Collateral
								FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data
Occupancy Type	WAFICO	WALTV	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01-100	LTV 100.01+	$50K and below	$50.01-75K	$75.01-100K	$100.01 - $600K	$600.01-750K	$750-900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied
Primary Residence	625	80.6	7,270	192,783	94.9	1,401,533,218	7.14	3.4%	4.0%	4.9%	6.8%	75.8%	74.7%	13.9%	2.6%	3.7%	0.0%	1.2%	2.2%	4.1%	83.7%	3.4%	0.2%	0.1%	49.2%	27.0%	18.5%	1.6%	0.1%	26.6%	0.7%	39.3%	7.2%	41.6%	0.0%
Investment Property	657	82.0	380	170,877	4.4	64,933,187	7.62	0.0%	0.0%	0.2%	0.3%	3.9%	2.6%	1.7%	0.1%	0.0%	0.0%	0.1%	0.2%	0.2%	3.7%	0.2%	0.0%	0.0%	2.3%	1.3%	0.8%	0.0%	0.0%	0.4%	0.2%	1.7%	0.6%	39.8%	4.4%
Second Home	673	85.1	42	238,833	0.7	10,030,969	7.08	0.0%	0.0%	0.0%	0.0%	0.7%	0.3%	0.3%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.7%	0.0%	0.0%	0.0%	0.3%	0.3%	0.1%	0.0%	0.0%	0.1%	0.0%	0.2%	0.0%	38.0%	0.7%

5. WAC								Percentage of Aggregate Collateral
								FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data
WAC	WAFICO	WALTV	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01-100	LTV 100.01+	$50K and below	$50.01-75K	$75.01-100K	$100.01 - $600K	$600.01-750K	$750-900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied
<= 6.999	646	79.3	3,317	234,512	52.7	777,874,650	6.43	0.3%	0.5%	1.1%	2.1%	48.6%	46.0%	5.9%	0.6%	0.2%	0.0%	0.0%	0.4%	1.4%	48.6%	2.1%	0.1%	0.1%	29.5%	12.6%	10.5%	1.1%	0.1%	19.9%	0.5%	22.1%	4.0%	41.8%	1.5%
7.000 - 7.999	618	81.2	2,285	197,452	30.6	451,178,686	7.48	0.7%	1.4%	2.1%	2.7%	23.6%	22.4%	6.6%	1.2%	0.4%	0.0%	0.1%	0.6%	1.4%	27.1%	1.1%	0.2%	0.0%	13.4%	10.7%	6.3%	0.4%	0.0%	6.4%	0.2%	12.1%	2.4%	41.3%	2.3%
8.000 - 8.999	581	82.8	1,106	156,912	11.8	173,544,299	8.45	1.6%	1.6%	1.5%	1.7%	5.4%	7.1%	2.9%	0.8%	0.9%	0.0%	0.2%	0.7%	0.9%	9.6%	0.4%	0.0%	0.0%	6.1%	3.7%	1.9%	0.0%	0.0%	0.7%	0.1%	5.0%	1.1%	40.9%	1.0%
9.000 - 9.999	594	85.7	467	99,746	3.2	46,581,382	9.47	0.5%	0.4%	0.3%	0.5%	1.5%	1.6%	0.4%	0.1%	1.1%	0.0%	0.3%	0.4%	0.4%	2.0%	0.0%	0.0%	0.0%	1.6%	1.1%	0.5%	0.0%	0.0%	0.1%	0.0%	1.2%	0.2%	40.7%	0.2%
10.000 - 10.999	592	89.8	336	62,990	1.4	21,164,603	10.53	0.3%	0.1%	0.1%	0.1%	1.0%	0.5%	0.0%	0.1%	0.9%	0.0%	0.4%	0.2%	0.2%	0.6%	0.0%	0.0%	0.0%	0.9%	0.4%	0.1%	0.0%	0.0%	0.0%	0.0%	0.7%	0.1%	41.7%	0.0%
11.000 >=	605	93.9	181	33,999	0.4	6,153,753	11.62	0.0%	0.0%	0.0%	0.1%	0.3%	0.1%	0.0%	0.1%	0.3%	0.0%	0.2%	0.1%	0.0%	0.1%	0.0%	0.0%	0.0%	0.2%	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	44.3%	0.0%

6. IO Type								Percentage of Aggregate Collateral
								FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data
IO Type	WAFICO	WALTV	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	540 and below	540-580	580-620	620-660	660+	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01-100	LTV 100.01+	$50K and below	$50.01-75K	$75.01-100K	$100.01 - $600K	$600.01-750K	$750-900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied
0	615	80.7	6,103	169,948	70.2	1,037,192,153	7.37	3.4%	4.0%	5.1%	6.7%	51.1%	51.9%	12.5%	2.3%	3.5%	0.0%	1.3%	2.5%	4.2%	60.2%	1.9%	0.2%	0.1%	38.0%	20.4%	11.6%	0.0%	0.0%	0.0%	0.0%	29.4%	7.3%	41.3%	4.4%
1 Yr IO	717	80.0	1	311,200	0.0	311,200	6.68	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	48.3%	0.0%
2 Yr IO	649	80.6	88	264,800	1.6	23,302,439	6.66	0.0%	0.0%	0.0%	0.0%	1.6%	1.3%	0.2%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	1.5%	0.1%	0.0%	0.0%	0.8%	0.6%	0.2%	1.6%	0.0%	0.0%	0.0%	0.7%	0.0%	42.4%	0.0%
3 Yr IO	639	78.3	11	190,044	0.1	2,090,482	6.82	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.1%	0.1%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	40.4%	0.0%
5 Yr IO	656	80.6	1,435	278,525	27.1	399,682,749	6.66	0.0%	0.0%	0.0%	0.4%	26.6%	23.4%	3.0%	0.4%	0.2%	0.0%	0.0%	0.0%	0.2%	25.3%	1.6%	0.0%	0.0%	12.3%	7.3%	7.5%	0.0%	0.0%	27.1%	0.0%	10.7%	0.5%	41.9%	0.5%
7 Yr IO	629	80.0	4	248,000	0.1	992,000	6.61	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	49.5%	0.0%
10 Yr IO	653	82.7	50	258,527	0.9	12,926,350	7.03	0.0%	0.0%	0.0%	0.0%	0.9%	0.7%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.9%	0.0%	0.0%	0.0%	0.5%	0.2%	0.1%	0.0%	0.0%	0.0%	0.9%	0.3%	0.0%	39.3%	0.2%

7. DocType								Percentage of Aggregate Collateral
								FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data
DocType	WAFICO	WALTV	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01-100	LTV 100.01+	$50K and below	$50.01-75K	$75.01-100K	$100.01 - $600K	$600.01-750K	$750-900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied
3- Stated doc	636	78.8	1,806	234,080	28.6	422,749,176	7.31	0.9%	1.0%	1.3%	1.6%	23.8%	23.8%	3.7%	0.6%	0.5%	0.0%	0.1%	0.3%	0.7%	26.5%	1.0%	0.0%	0.0%	0.0%	28.6%	0.0%	0.6%	0.1%	7.3%	0.2%	10.9%	1.6%	41.7%	1.6%
5- Full doc 2yr W2/tax returns	614	81.1	2,511	167,644	28.5	420,953,170	7.01	1.0%	1.5%	1.8%	2.4%	21.9%	21.7%	4.9%	1.1%	0.8%	0.0%	0.3%	1.0%	1.8%	24.9%	0.4%	0.1%	0.0%	28.1%	0.0%	0.4%	0.6%	0.0%	5.8%	0.1%	11.8%	3.1%	41.5%	1.3%
1- Full doc 1yr W2	612	82.1	2,086	168,244	23.8	350,957,562	7.20	1.4%	1.2%	1.4%	2.3%	17.4%	16.4%	5.0%	0.7%	1.7%	0.0%	0.7%	0.7%	1.2%	19.5%	1.4%	0.1%	0.1%	23.6%	0.0%	0.1%	0.2%	0.0%	6.6%	0.4%	10.7%	2.3%	41.2%	1.4%
4- Limited 12mos bk stmt

8. OTHERS								Percentage of Aggregate Collateral
								FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data
OTHERS	WAFICO	WALTV	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01-100	LTV 100.01+	$50K and below	$50.01-75K	$75.01-100K	$100.01 - $600K	$600.01-750K	$750-900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied
Manufactured Housing
2nd Lien	648	99.4	794	49,188	2.6	39,055,274	10.12	0.0%	0.0%	0.0%	0.1%	2.6%	0.0%	0.0%	0.2%	2.4%	0.0%	1.0%	0.6%	0.4%	0.7%	0.0%	0.0%	0.0%	1.8%	0.5%	0.4%	0.0%	0.0%	0.0%	0.0%	1.1%	0.0%	41.8%	0.0%
< 100K	617	84.1	1,911	62,543	8.1	119,520,361	8.27	0.2%	0.4%	0.4%	0.7%	6.3%	4.9%	1.0%	0.3%	1.9%	0.0%	1.3%	2.5%	4.4%	0.0%	0.0%	0.0%	0.0%	5.8%	1.1%	1.2%	0.0%	0.0%	0.2%	0.0%	2.7%	0.3%	38.9%	0.6%
> 650K	634	80.6	43	727,331	2.1	31,275,225	6.98	0.2%	0.0%	0.1%	0.1%	1.8%	1.7%	0.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.8%	0.2%	0.1%	1.3%	0.4%	0.4%	0.1%	0.0%	0.8%	0.0%	0.8%	0.2%	39.1%	0.1%
Ohio	614	82.6	208	114,993	1.6	23,918,487	7.24	0.1%	0.1%	0.1%	0.1%	1.2%	1.2%	0.3%	0.1%	0.1%	0.0%	0.0%	0.1%	0.3%	1.2%	0.0%	0.0%	0.0%	1.1%	0.2%	0.4%	0.0%	0.0%	0.2%	0.0%	0.5%	0.1%	39.4%	0.0%
Nevada	633	81.1	216	218,897	3.2	47,281,710	7.19	0.1%	0.1%	0.1%	0.1%	2.7%	2.6%	0.4%	0.2%	0.1%	0.0%	0.0%	0.0%	0.1%	3.0%	0.1%	0.0%	0.0%	1.5%	1.0%	0.7%	0.0%	0.0%	1.3%	0.1%	1.4%	0.1%	41.9%	0.4%
North CA	633	79.6	646	305,835	13.4	197,569,438	6.89	0.6%	0.5%	0.6%	0.9%	10.8%	11.0%	1.8%	0.3%	0.3%	0.0%	0.0%	0.1%	0.1%	12.4%	0.7%	0.0%	0.1%	5.3%	4.4%	3.7%	0.4%	0.0%	6.3%	0.2%	5.9%	0.9%	42.4%	0.7%
South CA	634	78.6	922	298,040	18.6	274,793,153	6.86	0.6%	0.9%	1.1%	1.1%	15.0%	15.4%	2.3%	0.4%	0.5%	0.0%	0.0%	0.1%	0.2%	16.7%	1.4%	0.1%	0.0%	8.1%	6.8%	3.7%	0.4%	0.0%	7.6%	0.2%	8.7%	1.3%	42.6%	0.8%
Top 10 Loans	624	76.6	10	803,655	0.5	8,036,547	7.04	0.1%	0.0%	0.0%	0.0%	0.5%	0.4%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.2%	0.1%	0.4%	0.1%	0.1%	0.0%	0.0%	0.1%	0.0%	0.3%	0.1%	33.9%	0.1%

9. CREDIT GRADES								Percentage of Aggregate Collateral
								FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data
CREDIT GRADES please use Relevant Credit Grades of Originator	WAFICO	WALTV	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01-100	LTV 100.01+	$50K and below	$50.01-75K	$75.01-100K	$100.01 - $600K	$600.01-750K	$750-900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied
A
B
C
D

10. Top 10 MSAs

Top 10 MSA			Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	Wtd Avg LTV	Wtd AVg FICO
Los Angeles-Long Beach CA PMSA			310	306,567	6.4	95,035,838	6.90	77.4	628
Riverside-San Bernardino CA PMSA			289	270,016	5.3	78,034,561	6.85	80.3	629
Washington DC-MD-VA-WV PMSA			264	234,448	4.2	61,894,269	7.20	80.2	627
Chicago IL PMSA			276	194,311	3.6	53,629,934	7.26	81.3	635
Phoenix-Mesa AZ MSA			266	176,437	3.2	46,932,350	7.20	80.6	622
Las Vegas NV-AZ MSA			206	207,585	2.9	42,762,476	7.21	81.7	632
Oakland CA PMSA			108	379,110	2.8	40,943,919	6.78	80.5	636
Orange County CA PMSA			103	393,670	2.7	40,548,055	6.80	79.0	653
Sacramento CA PMSA			130	287,681	2.5	37,398,509	6.84	79.5	643
Miami FL PMSA			197	184,705	2.5	36,386,938	7.46	81.6	638